EXHIBIT 23.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We consent to the use in this Registration Statement on Form S-8 of our report dated April 14, 2008 relating to the financial statements of EcoSystem Corporation and Subsidiaries for the years ended December 31, 2007 and 2006.


                                       /s/Rosenberg Rich Baker Berman & Co.
                                       ----------------------------------------
                                          Rosenberg Rich Baker Berman & Co.
                                          Certified Public Accountants
Bridgewater, New Jersey
August 20, 2008